N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a
Real people. Real results. ®
Kendle
At the Forefront of New Opportunity
Raymond James Institutional Investors Conference
March 5, 2008
Exhibit 99.1

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Safe Harbor
Information herein contains forward-looking statements pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All such forward-looking statements are based largely on management’s expectations and are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include competitive factors, outsourcing trends, contract terms, exchange rate fluctuations, the Company’s ability to manage growth and to continue to attract and retain qualified personnel, the Company’s ability to complete acquisitions and to integrate newly acquired businesses and consolidation within the industry and other factors described in the Company’s filings with the Securities and Exchange
Commission.

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
•
High growth dynamic market
•
Migration of R&D to rest of world
•
Early-to-late stage core competency
•
Global player
•
Emphasis on strategic relationships
Attractive Proposition

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Global
Regulatory Affairs
Phase I-IV Clinical Development Focus
Global Clinical
Development
Global Clinical
Development
Global
Biometrics
Global Late
Phase
Early Stage Late Stage
• Phase I  -
Bioequivalence
• Phase I –
Clinical
Pharmacology
• Phase II–III
• Resourcing (EU)
• Regulatory
Consulting &
Submissions
• Clinical Quality
Assurance
• Pharmacovigilance
and Safety
• Medical Writing
• Clinical Trial
Regulatory
• Document
Management
• Investigator Contracts
• Data
Management
• Biostatistics
• Scientific
Programming
• Phase IIIB/IV
• Registries:
Pregnancy,
Product and
Disease
• Health
Economics and
Outcomes
Research
• Pharmaco-
epidemiology
• Scientific
Events and
Medical
Education
Medical Affairs

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Defining a Winning Organization
Category leadership
Global Megatrial project capability
Accelerated organic growth
Project delivery model
Blended organic growth and continued acquisitions
BUS
Bulk-Up
Strategy
TLS
Therapeutic
Leadership Strategy
Share growth I-IV
GAS
Geographic
Acquisition Strategy

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Market Size
$0
$5
$10
$15
$20
$25
$30
2007 2008 2009 2010
Total CRO Market
12.2%
16.17%
13.5%
14.9%
13.7%
15.3%
12.9%
13.8%
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
2007 2008 2009 2010
Phase I-IV Market
13.2%
18.3%
13.0%
16.9%
14.9%
17.0%
15.0%
15.1%
Goldman Sachs
Jefferies

Kendle

Market Influences
Government Opportunities
Rising R&D costs and fewer new compounds
Dearth of blockbuster drugs
Biotechnology shift
- growth in R&D pipeline and approvals
Healthcare cost pressure
Patent expirations
Growth of the generics industry
Preclinical/ Phase I opportunity

N o r t h A m e r i c a • E u r o p e • A s i a / P a c i f i c • L a t i n A m e r i c a • A f r i c a 7 Real people. Real results. ® Market Influences

Mean Response
10
9
8
7
6
5
8.7
8.2
7.8
7
7
6.9
6.9
6.8
Capability/functional breadth
Relationship with CRO/study team
Recent experience in the therapeutic area
Geographic coverage of the CRO
Price
Reputation of CRO
Financial soundness of CRO
Site relationships/access

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Customer drivers for CRO selection
Source: Jefferies & Co. 2007 CRO Survey

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Divesting of major facilities
groups and/or divisions
Source: Jefferies, CRO Survey, March 2007
Customer drivers for R&D efficiency
% of total respondents
0 10 20 30 40 50 60 70 80 90
Vendor relationship
management principles
Electronic data capture (EDC)
Functional outsourcing
Preferred provider agreements
Centralized sourcing groups
Biomarkers research
Program outsourcing
Offshoring
In-sourcing more work
High throughput processes
Dedicated space

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Megatrial delivery
Strong project leadership for large global trials
Geographic reach over five regions
Efficiency and productivity through technology
Workforce needs

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Global Locations
North America
•
Ann Arbor, MI
•
Chicago, IL
•
Cincinnati, OH
•
Cranford, NJ
•
Durham, NC
•
Los Angeles, CA
•
Morgantown, WV
•
Old Lyme, CT
•
Rockville, MD
•
Wilmington, NC
Europe
•
Belgium
•
Bulgaria
•
Czech Republic
•
England
•
France
•
Germany
•
Israel
Asia / Pacific
•
Australia
•
China
•
India
•
Singapore
•
Italy
•
Netherlands
•
Poland
•
Romania
•
Russia
•
Scotland
•
Spain
•
Sweden
Africa
•
South Africa
Latin America
• Argentina
• Brazil
• Chile
• Colombia
• Mexico
• Peru

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Patient Access
Rest-of-
World 9%
Europe
23%
Asia/Pacific
8%
U.S.
60%
Source: Jefferies, CRO Survey, March 2007
U.S.
40%
Asia/Pacific
19%
Europe
25%
Rest-of-World
16%
Allocation of development spending by
global region – current
Expected development spending
allocation by 2010; significant increase
in A/P, ROW

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®

Continuing globalization
Latin America grows from 3% of
total revenue in 2006 to 5% of total
revenue in 2007
5%
2007
3%
2006
Revenue moves away from United
States into global markets with a
shift from 55% in 2006 to 50% in
2007
55% 50%
2007 2006

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Asia/Pacific leadership and expansion
•
New experienced leadership
•
Attractive growth projections
•
Establish A/P regional office, build regional team, expand presence
•
Deliver on current projects and commitments

N o r t h A m e r i c a • E u r o p e • A s i a / P a c i f i c • L a t i n A m e r i c a • A f r i c a 15 Real people. Real results. ® Financial Profile

Kendle

$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$156,221
$172,888
$202,032
$283,471
$397,584
2003
2004
2005
2006
2007

$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0
-$0.25
-$0.10
$0.27
$0.78
$0.93
$1.43
2003
2004
2005
2006
2007

14%
12%
10%
8%
6%
4%
2%
0%
1.40%
3.90%
8.50%
10.00%
13.28%
2003
2004
2005
2006
2007

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$9,361
$19,176
$36,301
$45,348
$47,998
2003
2004
2005
2006
2007

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Five-Year Financial History
*Pro forma EPS and Adjusted EBITDA excludes in 2007 the write off of the deferred financing fees, in 2006 the impairment charge on a customer relationship asset; in 2005 the reversal of the valuation allowance and write off of deferred state income taxes; and in 2003 the impairment charge to reduce the value of KendleWits
** Operating Margin – Pro forma excludes in 2006 the impairment charge on a customer relationship asset
ADJUSTED EBITDA * OPERATING MARGIN – Pro forma **
REVENUE EPS – Pro forma *

$Million
+54%
228
+28%
293
+48%
434
+38%
598
2004
2005
2006
2007

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Strong Growth in Net Sales
*Includes acquisition of Charles River Laboratories Clinical Services as of Aug. 16, 2006.

$Million
+31%
240
+35%
323
+104%
659
+32%
869
2004
2005
2006
2007

N o r t h A m e r i c a • E u r o p e • A s i a / P a c i f i c • L a t i n A m e r i c a • A f r i c a 18 Real people. Real results. ® Strong Growth in Backlog

10.6%
10.7%
13.6%
16.8%
18.9%
40.3%**
21.8%
40.3%
Peer Group
Kendle
Peer Group
Kendle
Peer Group
Kendle
Peer Group
Kendle
2004
2005
2006
2007

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Growth in Revenues
* Peer Group includes PPD, Parexel, PRA and ICON for 2004-2006. 2007 excludes PRAI.
**Includes acquisition of Charles River Laboratories Clinical Services (CRLCS) as of Aug. 16, 2006.

Kendle

13.4%
3.9%
Peer Group*
Kendle
2004
14.1%
8.5%
Peer Group*
Kendle
2005
13.9%
12.0%**
7.1%
Peer Group*
Kendle
2006
13.3%
14.3%***
13.3%
Peer Group*
Kendle
2007

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Operating Margin Comparison
*Peer Group includes PPD, Parexel, PRA and ICON for 2004-2006. 2007 excludes PRAI.
** Proforma operating margin for full year 2006 excludes charges for stock option expense in accordance with FAS 123R, amortization of acquired intangibles, other acquisition costs and severance costs as well as an impairment charge on a customer relationship asset.
*** Proforma operating margin for full year 2007 excludes charges for the amortization of acquired intangibles and the write-off of deferred financing fees related to the Company’s term debt associated with the CRLCS acquisition.

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
2008 Guidance
*  Amounts in Millions
2007 2008 est Growth
Net Service Revenue* $398 $450-$460 13% – 16%
EPS $1.26 $ 1.90-$2.07 51% – 64%

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Reconciliation of Non-GAAP Data
2003 2006
Amounts in Millions
*  Non Cash Adjustments represent for 2007 the write off of deferred financing fees related to the term debt for  the CRLCS acquisition,
2006 the impairment charge on a customer relationship asset; for 2005 the reversal of the valuation allowance and write off of deferred state income taxes; and for 2003 the impairment charge  to reduce the value of KendleWits
TWELVE MONTHS ENDED DEC. 31,
2004 2005
NET INCOME
INCOME TAXES
INTEREST EXPENSE
INTEREST INCOME
DEPRECIATION & AMORTIZATION
NON CASH ADJUSTMENTS*
ADJUSTED EBITDA
$(1,690)
884
1,039
(334)
9,057

$9,361
$3,572
6,053
776
(400)
9,175
0
$19,176
$10,674
17,815

(1,019)
7,991
380
$36,301
$8,530
13,373
6,781
(1,939)
10,403
8,200
$45,348
2007
$18,687
11,755
14,870
(1,466)
14,865
4,152
$47,998

N o r t h A m e r i c a • E u r o p e • A s i a / P a c i f i c • L a t i n A m e r i c a • A f r i c a Real people. Real results. ®